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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 7, 1997


                             CONTINUCARE CORPORATION
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



                                    FLORIDA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                   0-21910                                 59-2716023
           (COMMISSION FILE NUMBER)            (IRS EMPLOYER IDENTIFICATION NO.)


           CONTINUCARE CORPORATION
           100 SOUTHEAST 2ND STREET, 36TH FLOOR
           MIAMI, FLORIDA                                               33131
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                          (ZIP CODE)







       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (305) 350-7515


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ITEM 5.  OTHER EVENTS

                  This Form 8-K is being filed pursuant to Rule 135c(d) of the Securities Act of 1933, as amended, relating to the press release issued by Continucare Corporation on October 7, 1997, a copy of which is attached hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits

                  99.1     Press Release of the Company dated October 7, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CONTINUCARE CORPORATION




Date:  October 10, 1997       By:/s/CHARLES M. FERNANDEZ
                                 -----------------------------------------------
                                 Charles M. Fernandez
                                 Chairman, Chief Executive Officer and President


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                                  EXHIBIT INDEX
                                  -------------

99.1     Press release of the Company dated October 7, 1997.